2014-1037

UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT

SMARTMETRIC, INC.,

Appellant,

v.

MASTERCARD INTERNATIONAL, INC.,

Defendant-Appellee,

and

VISA, INC.,

Defendant-Appellees,

Appeal from the United States DC for the Central District of California in case no. 11-cv-7126, Judge Michael W. Fitzgerald

---

REPLY BRIEF OF APPELLANT SMARTMETRIC, INC.

WAGNER, ANDERSON & BRIGHT, P.C.
Patrick F. Bright, Esq.
3541 Ocean View Blvd.
Glendale, CA 91208
(818)249-9300
pbright@patentattorney.us

Attorneys for Appellant SmartMetric, Inc.

CERTIFICATE OF INTEREST

Counsel for Plaintiff-Appellant SmartMetric, Inc. certifies the following:

1. The full name of every party represented by me is:

   SmartMetric, Inc., a Nevada corporation

2. The name of the real party in interest (if the party named in the caption is not the real party in interest) represented by me is:

   SmartMetric, Inc., a Nevada corporation

3. All parent corporations and any publicly held companies that own 10 percent or more of the stock of the party or amicus curiae represented by me are:

   N/A

4. The name of all law firms and the partners or associates that appeared for the party or amicus now represented by me in the trial court or agency or are appearing in this Court are:

   Patrick F. Bright, Esq. of Wagner, Anderson & Bright, P.C.

Dated: March 27, 2014

/s/ Patrick F. Bright

Patrick F. Bright
Attorney for Plaintiff-Appellant
SmartMetric, Inc.

TABLE OF CONTENTS OF REPLY BRIEF

TABLE OF AUTHORITIES

CASES

FEDERAL RULES OF CIVIL PROCEDURE

FEDERAL RULES OF EVIDENCE

Appellees' brief ("DefsBR"), of Defendants MasterCard International, Inc. and Visa, Inc. ("Defendants" collectively), makes **10 major errors**. Smartmetric's herein REPLY brief identifies and rebuts each of these 10 major errors.

I. **FIRST ERROR** of DefsBR--CLAIMING "**one of**" MEANS "**both of**", WITH NO AUTHORITY FOR THAT ARGUMENT, BECAUSE "**one of**" DOES **NOT** MEAN "**both of**"

DefsBR(pp23-36), which is Defendants' "*Smartmetric Failed to Show that the Accused Systems Include a 'Local Access Number'*" Argument, and the District Court ("DC") ***SJOrder***(A03-A017), **make the same error**, which is **failing to recognize** that claims 1 and 14 of Smartmetric's '464 patent **do NOT require** Defendants' accused EMVsystems to use "**both of**" a local access number and a default access number, to infringe. Instead, Smartmetric's claims 1 and 14--by the express wording of those claims--only require an infringing system to use "**one of**" a local access number and a default access number.(A086-A087: text of claims 1 and 14 of '464 patent).

Smartmetric's Opening Brief ("SmartmetricOB")(pp17,and 36-37), points out that claims 1 and 14 **do not require** Defendants' EMVSystems to use "**both of**" a local access number and a default access number, to infringe claims 1 and 14; and that claims 1 and 14 only require using "**one of**" a local access number and a default access number to infringe.

Because of the "**one of**" wording of claims 1 and 14, Defendants' EMVsystems still infringe claims 1 and 14, even assuming *arguendo* that Smartmetric had not shown, by a preponderance of the evidence, that Defendants' EMVsystems include a local access number/database of local access numbers. To infringe, Defendants' EMVsystems need only use **one of** a default access numbers and a local access number, NOT **both of** those.

SmartmetricOB(pp36-37) cites the **uncontroverted** evidence below that defendants' EMVsystems use **default access numbers**. That uncontroverted evidence is Gussin's declarations(A01253-A01403, paragraph 10; A02743-A02745, paragraph 10, and A02748, paragraph 18), which attest that Defendants' EMVsystems use **default access numbers**. None of Defendants' declarants--not Merschen, not Aabye, not Grimes—denied that Defendants' EMVsystems use **default access numbers.** DefsBR does **not deny** Gussin's declarations attest Defendants' EMVsystems use default access numbers. DefsBR(p.24) is **incorrect** in arguing that Defendants' MSJ asserted Defendants' EMVsystems lacked default access numbers. **There is no such assertion in Defendants' MSJ**(A01523-A01669). Defendants' MSJ had **no evidence or argument**, that Defendants' EMVsystems lacked **default access numbers**.

As SmartmetricOB(pp34-38) notes--Defendants' MSJ(A01523-A01669) moved for summary judgment on only **two grounds**: (1) allegation that Defendants' EMVsystems **do not have a local access number/database of local access numbers**, and (2) allegation that Defendants **do not control** the claimed elements of Defendants' EMVsystems.

DefsBR's only response to this fatal problem for Defendants' MSJ--that using a default access number **alone** is an infringing alternative to using a local access number/database of local access numbers--is asserting, nonsensically, that using "**one of**" means using "**both of.**" DefsBRp30, second paragraph, argues Defendants' EMVsystem does not infringe because it (allegedly) does not include a local access number, and therefore does not satisfy the 'using **one of** a default access number …and a local access number' limitation of claims 1 and 14". So arguing reads "**one of**" as meaning "**both of**". DefsBR cites no authority, no case law, no dictionary definition, to support treating "**one of**" as meaning "**both of**".

There is no such authority. Arguing using "**one of**" means using "**both of**" is contrary to the normal English usage of the terms "**one of**" and "**both of.**"

DefsBR(pp. 24,45-48) argues Smartmetric's claims 1 and 14 require a system to use **both of** a local access number and a default access number, and to give users a **choice** between using the local access number and the default access number. That is a new argument, not made below. For that new argument to be correct, claims 1 and 14 would have to be worded "**both of,**" instead of how they are worded, which is "**one of.**" And those claims would have to include words to the effect of "give the user a **choice/ alternative/ selection** between local access numbers and default access numbers." There is no "**both of**" wording in claims 1 and 14, and no wording requiring **giving users a choice/alternative/selection** between local access numbers and default access numbers.

Even though Defendants' MSJ did NOT claim that Defendants' EMVsystems lacked default access numbers, Smartmetric's Opposition(A02533-A02580) to Defendants' MSJ is **NOT silent on this issue**: Smartmetric's Opposition to Defendants' MSJ includes Gussin's Declarations (cited at p.11 below), and Gussin's Declarations **attest that Defendants' EMVsystems use default access numbers**, as shown by Defendants' own documents that Gussin itemizes by bates number, in Gussin's declarations. Gussin's declarations were admissible and NOT conclusory, for the reasons briefed in SmartmetricOB, and in this REPLY at IV-VII infra.

DefsBR argues (also not argued below), in error, that Smartmetric's *Markman* claim interpretation briefing was silent on the "one of" issue, and therefore Smartmetric **agreed** that the asserted claims require the presence of **both of** default access numbers and local access numbers. Particularly, DefsBR(p.16) errs where it states:

"Notably, Smartmetric **did not dispute** that claims 1 and 14 '**require both** a default access number and a local access number.'(A366,A385-86)".

The A366,A385-86 cites do NOT show this. In fact, the A366,A385-86 cites are **NOT** cites to Smartmetric's MSJ briefing, or to any briefing of Smartmetric. The A366,A385-86 cites are cites to **Defendants**' *Markman* briefing, which defense briefing doesn't show that Smartmetric "did not dispute that claims 1 and 14 '**require both** a default access number and a local access number.'"

Moreover, even Defendants' *Markman* briefing (the briefing cited at A366,A385-8), didn't argue that claims 1 and 14 "**require both** a default access number and a local access number." Defendants' *Markman* briefing(A366), only says: "Claims 1 and 14 **recite** the claim term 'default access number,' which Defendants propose to be construed to mean……". "Claims **recite**" just means "claims language is" or "claims say". "Claims **recite**" does NOT mean "claims **require**". Defendants' *Markman* briefing(A366) saying "claims **recite**", does not constitute Defendants arguing that **both** a default access number and a local access number are **required**, and **certainly does not constitute Smartmetric agreeing to that**.

Additionally, the DC's *Markman* claim interpretation Order(A0502-A0515) is **contrary** to Defendants' argument that Defendants' EMVsystems "must have both of" a local access number and default access number, to infringe: The *Markman* Order(A0512-A0513) refused Defendants' request that the DC hold "local access number" and "default access number" to be different from each other, instead stating **the two could be the same**:

"And the Court will not include a limitation proffered by Defendants that a 'local access number' is a number other than a 'default access number.' These numbers may or may not be the same depending on the user's physical location and the embodiment of the invention used."

This statement in the *Markman* Order shows that a system using a default access number **alone** could still infringe.

In sum, there was no allegation, or evidence, in Defendants' MSJ, or in Defendants' *Markman* briefing, that Defendants' EMVsystems had to include **both of** a default access number and a local access number, to infringe, or that Defendants' EMVsystems lacked default access numbers.

The ***SJOrder*** doesn't discuss "one of" versus "both of", because Defendants' MSJ did not argue "both of" was required, and the *SJOrder* failed to comprehend that only "one of" a local access number and a default access number is required. The ***SJOrder*** committed **dual error** in granting Defendants' MSJ of noninfringement—(1) error of finding no local access number, plus (2) error of finding no infringement due to no local access number. Those errors resulted from the DC failing to recognize that Defendants' EMVsystems infringe, based on the **uncontroverted** evidence that Defendants' EMVsystems have **default access numbers**, even if it were assumed *arguendo* (and in error) that Defendants' EMVsystems lacked **local access numbers**.

The *Sage Prods., Inc. v. Devon Indus., Inc.*, 126 F.3d 1420(Fed. Cir. 1997), *HTC Corp. v. IPCom GmbH & Co., KG*, 667 F.3d 1270 (Fed. Cir. 2012), and *In re Oracle Corp. Sec. Litig.*, 627 F.3d 376 (9th Cir. 2012), cited in DefsBR, are distinguishable. Here, Defendants' MSJ for non-infringement didn't assert that the asserted claims required the presence of both a local access number and a default

number. Nor did Smartmetric ever seek, or agree to, such a claim interpretation. Therefore, there was no invited error below. DefsBR raises this argument for the first time.

Pass & Seymour, Inc. v. ITC, 617 F.3d 1319 (Fed. Cir. 2010) is also distinguishable. There, the accused conductor did not conform to the claim's structural language. Here, the claim language calls for the **use** of a default number or a local number, not a structure.

Singleton v. Wulff, 428 U.S. 106 (1976), too, is distinguishable. There, after dismissal without an answer in the district court, the appellate court ruled on the merits of the case, and the Supreme Court reversed, remanding for a full proceeding on the merits.

SuperGuide Corp. v. DirecTV Enters., Inc., 358 F.3d 870 (Fed. Cir. 2004) is also distinguishable. There, the word "and" in the claims was part of a phrase that called for one item from each of several categories, not, as here, the **use** of one or the other of two alternatives.

II. SECOND ERROR IN DefsBR – ARGUING DEFENDANTS DO NOT CONTROL DEFENDANTS' EMVSYSTEMS, BASED ON DEFENDANTS' ERRORS OF: (1) IGNORING THE TESTIMONY OF DEFENDANTS' OWN DECLARANTS MERSCHEN AND AABYE; AND (2) FAILING TO ADDRESS/REFUTE THE CASE LAW ON "CONTROL" (BRIEFED AT SMARTMETRICOB pp34-36)

DefsBR(pp3,49-52) errs in arguing that Defendants **do not control** Defendants' own EMVsystems. So arguing is (1) **contrary** to the **admissions** of Defendants' experts/Rule 30(b)(6) witnesses Merschen and Aabye, and is (2) **contrary** to the **controlling case law**. Both the evidence, and case law, are cited

in SmartmetricOB (pp.10-15,34-36). DefsBR does **not** refute either that evidence, or the controlling case law.

Defendants forfeit credibility in arguing they do not control Defendants' EMVsystems, when "EMV system" is Defendants' acronym for "Europay Mastercard Visa smartcard processing system."(A03451, paragraph 2, Gussin Decl, which attests Defendants' own documents say "EMV system" refers to "Europay Mastercard Visa smartcard processing system").

SmartmetricOB(pp13-15) quoted the portion of Merschen's Rule 30(b)(6) deposition testimony(A02674-A02677)[1], where Merschen **admitted** defendant MasterCard **sets the standards for all parts of MasterCard's EMVsystems**, and **admitted** that an EMV card can only carry the "MasterCard" logo, **if that card complies with all MasterCard's standards**:

"Q: Let's go back to your report, Exhibit 100, Doctor, page 6.

A: Yes. Go on.

Q: There's a paragraph that begins at the bottom of page 6 and continues to the top of page 7. This paragraph describes what MasterCard's role is in the EMV system; correct?

A: Correct

Q: It accurately describes MasterCard's role in the EMVs, does it not?

A: Table does.

Q: It says, among other things, that MasterCard defines procedures

[1]Smartmetric had filed that same Merschen testimony in Smartmetric's Opposition(A2533-A02850) to Defendants' MSJ on non-infringement.

message content and flow for authorization clearly [sic: clearing] and settlement of payment card transactions; right?

A: Yes.

Q: It says that Mastercard sets standards for certain physical and technical aspects of cards, do you see that?

A: Yes.

Q: The cards we're talking about are EMV cards; right?

A: That is correct.

Q: MasterCard also sets standards for certain technical, meaning card readers; right?

A: That is correct.

Q: And the reason MasterCard sets these standards, you state, is to ensure global interoperability; right?

A: That is correct.

Q: So that any acquirer who deviates from these standards will not be practicing the MasterCard EMV system as you describe it here; correct?

[emphasis added, objections omitted]

THE WITNESS: The cardholder, the issuer, the merchant, the acquirer need to comply with these standards.

Q: So if I have an EMV card and it says MasterCard on it, I can assume

that that card has been—conforms to the standards you've set forth here on pages six and seven of Exhibit 100; right?

[emphasis added, objection omitted]

THE WITNESS: This card will have been issued by a MasterCard issuer. And as issuer, as a contractual part [sic:party] to MasterCard, will have had to make sure that the card you have been issued complies with MasterCard's requirements, yes.

Q: And only if cards so issued meet the standards you talk about here on pages six and seven, can the issuer put the MasterCard logo on the card; right?

A: That is correct.

Q: So if the logo is on the card, that means that the card conforms to the standards you've set forth here on pages six and seven; right.

[emphasis added, objection omitted]

Q. Go ahead?

A. If the issuer has complied with the rules, yes.

Q. Now, on page 7, the first full paragraph you have there talks about things MasterCard doesn't do like they don't make cards or issue payment cards; right?

A. Right.

Q. When you say they don't make them, you mean they don't manufacture the actual card; right?

A. They don't manufacture, they don't sell, they don't distribute.

Q. **<u>But they do say what has to be on the card to conform to MasterCard's standards; correct?</u>**

A. **<u>They issued specifications that these cards have to comply with, yes</u>**."

DefsBR **<u>ignores</u>** Merschen's admissions, and ignores the parallel admissions of control from VISA Rule 30(b)(6) spokesman Aabye(A01523,¶4); see Gussin declaration(A02748-A02749), quoting Aabye's testimony describing Visa's control over the claimed operative elements in its system:

Q: "Tell me what service, if any, results from the passage of information over Visanet network from acquirer to issuer?
A; The service is a cardholder with a given account can perform a purchase, get goods from a merchant, without cash."(A02700)

Gussin's declaration (A02748-A02749) also cites Aabye's additional admissions showing Visa controls Visa's smart card processing system: "Mr. Aabye states…there is a plurality of geographically separate VISA data processing centers in the United States…Mr. Aabye said…that the acquirer and VISA dictate which data processing location carries out a transaction.") (See A02703-1)

It is frivolous for DefsBR to deny that Defendants control Defendants' <u>E</u>uropay <u>M</u>astercard <u>V</u>isa smartcard processing system, given Merschen's and Aabye's testimony, admitting Defendants control Defendants' EMVsystems.

Additionally, DefsBR does not deny Defendants **<u>benefit</u>** tremendously from use of Defendants' EMVsystems. DefsBR fails to address or refute the uncontroverted evidence (cited at SmartmetricOB p.15), that Defendants **<u>benefit</u>** from use of Defendants' EMVsystems, **<u>by saving billions of dollars in fraud</u>**

losses, as compared to fraud losses from use of existing magnetic stripe creditcards. That **unrefuted** evidence, cited at SmartmetricOB(p15) is the testimony of VISA's Rule 30(b)(6) witness, Ericksen(A03236-A03254), and MasterCard's Rule 30(b)(6) witness, Balfany(A03191-A03234), that Defendants obtain billions of dollars of savings from use of Defendants' EMVsystems, due to reduction in fraud losses resulting from use of Defendants' EMVsystems. See Visa's documents(A03139-A03189) and Mastercard's documents(A03111-A03138), which show these huge cost savings.

Nor does DefsBR address, much less refute, the case law on control cited and discussed at SmartmetricOB at 34-36.

III. THIRD ERROR IN DefsBR–ERROR, FOR 5 DIFFERENT REASONS, FOR DefsBR TO ARGUE THIS COURT SHOULD AFFIRM THE *SJOrder* ON THE ALLEGED GROUND THAT DEFENDANTS' EMVSYSTEMS DO NOT ALLOW USERS TO ACCESS ONE OR MORE NETWORK SERVICE PROVIDERS

Apparently realizing the ***SJOrder*** cannot properly be affirmed on **either** the **"no local access number,"** or **"no control"** grounds, the **only** grounds Defendants' MSJ moved on, DefsBR(p56-58) now argues, **for the first time**, that this Court should affirm the ***SJOrder*** on the alleged "alternative ground" that Defendants' EMVsystems do not allow cardholders to access one or more **network service providers.**

DefsBR(pp32,56-57) is in error, **for these FIVE separate reasons:**

ERROR (1)--Defendants' MSJ(A01523-A01669) **did not move** for SJ on this can't-access-network-service-provider ground;

ERROR (2)--Defendants **did not deny below**, that Defendants' EMVsystems allow users to access one or more network service providers;

ERROR (3)—The declarations(A01253-A01403;A02739-A02850;and

A03450-A03457) below of Smartmetric's expert Gussin **attested** that Defendants' confidential documents itemized in Gussin's declarations, plus the admissions of Defendants' witnesses, establish that Defendants' EMVsystems do allow users to access one or more network service providers. That evidence was **uncontroverted**.

ERROR (4)-- the ***SJOrder***(A03-A017) did not grant SJ on the "no network service provider" ground. The ***SJOrder*** does **not** find that Defendants' EMVsystems lack this element. Therefore, **there is no ruling of the DC to review**, on this (not alleged/moved on below) no-network-service-provider ground. And there is no analysis by the DC, on that not-alleged-below ground. *Sage Prods., Inc. v. Devon Indus., Inc.* 126 F.3d 1420, 1426 (Fed. Cir. 1997) refused to consider an issue first presented on appeal, stating: "With a few notable exceptions, …, appellate courts do not consider a party's new theories, lodged first on appeal."

ERROR (5)--Contrary to what DefsBR(pp57-58) argues, the *Markman* Order(A0502-A0515) does **not support** Defendants' new "no network service provider" argument. DefsBR(pp57-58) for the first time ever, argues that the *Markman* Order(A0508) shows Defendants' EMVsystems **prevent** users from accessing a network service provider. On the contrary, that Order **supports** Smartmetric on this point, **not Defendants**. The *Markman* Order **rejected** Defendants' contention--made in Defendants' *Markman* briefing--that the accused EMVsystems must provide a cardholder with **direct access** to a network service provider. The *Markman* Order(A0508) states:

> "At the hearing, Defendants argued that they essentially request construction of what it means to obtain entry to and/or access a network service provider….They urge the court to adopt a construction specifying that when a user accesses a network service provider, the user is really accessing networked computer systems of the provider. But Defendants do not point to any intrinsic evidence that accessing a network service provider

means accessing the provider's computer systems. Such a limitation is unsupported by the language of the specification and the claims. The '464 patent does not offer any insight into whether all network service providers grant their users access to their computer systems. The Court cannot reach such a limitation into the '464 patent on the intrinsic evidence before it."

Additionally, Defendants **in**accurately argue that a "cardholder" must access one or more network providers, because claims 1 and 14 refer to "user," not "cardholder", and "user" is broader than "cardholder." The *Markman* Order (A0505-A0507) does not limit "user" to "cardholder." The *Markman* Order (A0507) defined "user" to mean anyone who uses a data card to access a network service provider. Thus "user" includes acquirers and issuers.

IV. FOURTH ERROR IN DefsBR–FAILURE TO ADDRESS, OR REFUTE, BRIEFING IN SMARTMETRIC OB THAT ESTABLISHES GUSSIN'S DECLARATIONS ARE NOT "CONCLUSORY", AND THAT ESTABLISHES DC COMMITTED ERROR OF LAW BY DISREGARDING GUSSIN'S DECLARATIONS AS BEING "CONCLUSORY"

DefsBR has nothing to justify the DC's disregarding the opinions of Smartmetric's expert Gussin as being "conclusory", because Gussin's opinions were **NOT conclusory**. SmartmetricOB(pp22-29) cites the case law, and the Official Advisory Committee Note to Federal Rule of Evidence Rule 702, which establish that Gussin's opinions were **not** "conclusory", because Gussin's declarations stated the **evidence**–Defendants' confidential documents, and admissions made by defendants' witnesses--**that Gussin relied on** to reach Gussin's expert opinion that Defendants' EMVsystems include all elements of claims 1 and 14 of Smartmetric's '464 patent. Those authorities establish that

where, as here, an expert's report/testimony **makes clear the evidence the expert is relying on to form the expert's conclusions, those conclusions CANNOT properly be disregarded as being "conclusory";** because the expert's conclusions can be tested objectively, by examining the evidence the expert relied upon to form those conclusions. DefsBR does not deny that Gussin's Declarations disclose Gussin used a sound methodology, of reviewing over 1.5 million pages documents Mastercard produced(A01128-A01131), and several hundred thousand pages of documents Visa produced(A01151-A01154), regarding how Defendants' EMVsystems functioned, to find the handful of Defendants' documents–identified by bates production number in Gussin's declarations–which show Defendants' EMVsystems contain each of the elements in claims 1 and 14 of Smartmetric's '464 patent; plus of relying on admissions of Defendants' witnesses re. same). Additionally, regarding use of local access numbers in Defendants' EMVsystems, Gussin's declaration(A02749-A02750) relies on Mastercard's 10-K Report for 2012, which Mastercard filed with the SEC. Gussin quotes the portion of Mastercard's 10-K Report for 2012 where Mastercard states(A02749-A02750): "Transactions that require fast, reliable processing, such as those submitted using a contactless card or device at a toll booth, can use the network distributed processing structure, **ensuring they are processed close to where the transaction occurred**." [bold/underline added for emphasis].

DefsBR does not deny that the DC was required to focus on Gussin's **methodology**, to determine whether or not Gussin's Declaration was "conclusory," and does not deny that the ***SJOrder*** **failed to do so**. DefsBR does not even attempt to refute the cases (briefed at SmartmetricOB pp22-26) requiring district courts to focus on an expert's **methodology**, and which hold that expert opinions supported by evidence are admissible, **whether or not the district court agrees with the opinions**. E.g., *Manpower, Inc. v. Ins. Co. of Pa*, 732 F.3d 796, 806 (7th Cir. 2013) (reversed exclusion of expert).

Nor does DefsBR deny that this Court reviews ***de novo*** whether a district court followed the proper **framework** (focus on expert's **methodology**) for evaluating expert testimony. E.g. *Schultz v. Akzo Nobel Paints, LLC*, 721 F.3d 426, 438 (7th Cir. 2013); cited in *Manpower*, 732 F.3d at 805.

DefsBR's reliance on the *Intellectual Sci. & Tech., Inc., v. Sony Elecs., Inc.*, 589 F.3d 1179 (Fed Cir 2009), *Dynacore Holdings Corp. v. U.S. Philips Corp.*, 363 F.3d 1263 (Fed. Cir. 2004) and *TechSearch, LLC v. Intel Corp.*, 286 F.3d 1360 (Fed. Cir. 2002) Federal Circuit cases is misplaced, because Federal Circuit cases are **not** the controlling cases. Per *Novartis Corp. v. Ben Venue Laboratories, Inc.*, 271 F.3d 1043, 1051 (Fed Cir. 2001), citing *Arthur A Collins, Inc. v. Northern Telecom Ltd.*, 216 F.3d 1042, 1047-1048 (Fed Cir. 2000), Ninth Circuit case law controls. This Court reviews admissibility of expert testimony **pursuant to the law of the regional Circuit**, because the factual foundation necessary to support an expert's opinion is **not** a matter peculiar to patent law.

Ninth Circuit decisions **uniformly require district courts to focus on the methodology of an expert**, to determine whether the expert's opinion/testimony is admissible. E.g., *Primiano v. Cook*, 598 F.3d 558, 564-65 (9th Cir. 2010) (test for admissibility of expert testimony, per *Daubert*, is not the correctness of the expert's conclusions, but the soundness of the expert's **methodology**; under *Daubert*, the DC is to be a gatekeeper, not a fact finder, and when expert meets the threshold established by FRE Rule 702, governing admissibility of expert testimony, the expert may testify, and the jury decides how much weight to give that testimony. Shaky but admissible expert opinion evidence is to be attacked by cross-examination, contrary evidence, and attention to the burden of proof, not by exclusion). Accord: *Boyd v. City and County of San Francisco*, 576 F.3d 938, 945 (9th Cir. 2009) (in determining admissibility of expert testimony, trial judge must make "a preliminary assessment of whether the **reasoning or methodology** underlying the testimony is scientifically valid and whether that **reasoning or**

methodology properly can be applied to the facts in issue", citing *Daubert,* 113 S.Ct. 2786). Accord: *Estate of Barabin v. AstenJohnson, Inc.*, 740 F.3d 457, 463 (9th Cir. 2014), citing *Primano* that "We are concerned 'not [with] the correctness of the expert's conclusions but the **soundness of his methodology**'".

Besides not being Ninth Circuit authority, *Intellectual Science*, supra, is factually distinguishable, for the reasons briefed in SmartmetricOB(p27), **which DefsBR do not rebut**. *Intellectual Science* has also been distinguished in two District Court cases from California, *Multimedia Patent Trust v. Apple, Inc.*, ___F.Supp.2d___, 2012 WL 6863461 at *11,Footnote 9 (DC, SD CA 2012), and *Karl Storz Endoscopy-America, Inc. v. Stryker Corp.*, ___F.Supp.2d___, 2011 WL 5974668 at *7-8 (DC ND CA 2011). DefBR's *Dynacore* and *TechSearch* cases, supra, are also each factually distinguishable: There, experts' declarations were conclusory. The declarations contained only bare conclusions, **unsupported** by any documents, admissions, or analysis to support the expert's conclusions.

V. FIFTH ERROR IN DefsBR--FAILURE TO ALIBI THE DC'S DOUBLE ERRORS OF REFUSING TO GIVE ANY WEIGHT TO GUSSIN'S DECLARATIONS--WHICH WERE ADMISSIBLE AND NOT CONCLUSORY, AS BEING "CONCLUSORY"; WHILE RELYING ON THE DECLARATIONS OF DEFENDANTS' DECLARANTS-- WHICH WERE INADMISSIBLE AND CONCLUSORY

SmartmetricOB(p22-32) points out that it was **dual error** for the ***SJOrder*** to refuse to credit Gussin's declarations--which were **not conclusory**--by erroneously holding Gussin's declarations "conclusory", while relying on the declarations of Defendants' "experts" Merschen, Grimes and Abaye, **which were conclusory**.

As in *Tokai Corp. v Easton Enters.*, 632 F.3d 1358 (Fed. Cir. 2011), the DC should have excluded the defense declarations for failure to cite to the documents

or to any other evidence (if any) those declarants relied upon, because the data underlying the conclusion must be specified in the declaration, for the conclusion to be admissible.

SEB S.A. v. Montgomery Ward & Co., 594 F.3d 1360 (Fed. Cir. 2010) and *United States v. Patterson*, 292 F.3d 615 (9th Cir. 2002), held district courts properly credited declarations, because-- unlike here--the experts testified to the factual bases for their opinions.

Phillips Petroleum Co. v. Huntsman Polymers Corp., 157 F.3d 866 (Fed. Cir. 1998), is distinguishable. There, a test of the accused products, described in the expert's declaration, proved that the claimed copolymers were absent. Here, the declarations of Defendants' declarants cited no specific documents, or evidence of any kind, to support those Declarants' **bare conclusions** that Defendants' EMVsystems lacked any element in claims 1 and 14 of Smartmetric's '464 patent.

DefsBR(pp36-45) fails to alibi the DC's dual errors of refusing to credit Gussin's declarations, when Gussin's declarations were admissible and were NOT conclusory; yet relying on the declarations of Merschen, Abaye and Grimes. As briefed in SmartmetricOB at 29-32, Defendants' declarants were **unqualified** to testify as experts, **AND** their declarations were conclusory, because they **did not cite any evidence to support their conclusions**. Yet ***SJOrder***(A08), and DefsBR(pp9-15), cite to and rely upon the inadmissible, conclusory, defense declarations. Compare these declarations' unsupported assertions that the accused EMVsystems don't select a network service provider based on location of user/data reader with Aabye's admissions identified in Gussin's declaration at A02748-A02749: "Mr. Aabye states…there is a plurality of geographically separate VISA data processing centers in the United States…Mr. Aabye said…that the acquirer and VISA dictate which data processing location carries out a transaction."

Additionally, the DC committed error of law, by failing to sustain Smartmetric's ***Evidentiary Objections and Requests to Strike***(A02536-

A02539,A03434-A03436), which moved to strike Aabye's, Merschen's and Grimes's declarations because all 3 defense witnesses were **unqualified** to testify, as experts or otherwise. DefsBR has no rejoinder regarding Aabye's lack of qualifications to testify on infringement (Aabye's only science degree being a degree in library science); or regarding Grimes' lack of foundation (since Grimes relied on Aabye's--not qualified to testify--testimony for all of Grimes' "facts"); or regarding Merschen's testifying as a purported expert on infringement when Merschen admitted being unaware of the applicable principles of infringement analysis, and that he had never before appeared as an expert on infringement. Aabye himself did not claim to be qualified to testify: When asked "Do you agree with me that you are ill-suited to testify on the issue of infringement in the case?, Aabye answered "I don't know."(A02696). See SmartmetricOB(pp29-32).

The ***SJOrder*** committed reversible error by overruling Smartmetric's timely ***Evidentiary Objections and Requests to Strike*** the declarations of Merschen, Aabye and Grimes. Admitting the conclusory declarations of Defendants' three unqualified "expert" witnesses, over Smartmetric's timely ***Evidentiary Objections and Requests to Strike*** those Declarations, was **error of law**, not just abuse of discretion, because Aabye, Grimes and Merschen were **not qualified** to testify, and lacked **methodology** to support their (conclusory) opinions.

VI. SIXTH ERROR IN DefsBR–NO FIX FOR THE FACT THAT DEFENDANTS' WITNESSES DON'T CLAIM TO HAVE READ DEFENDANTS' CONFIDENTIAL DOCUMENTS, RELIED ON BY GUSSIN, WHICH SHOW HOW DEFENDANTS' EMVSYSTEMS WORK, AND WHICH SHOW DEFENDANTS' EMVSYSTEMS HAVE ALL ELEMENTS IN CLAIMS 1 AND 14 OF SMARTMETRIC'S '464 PATENT

SmartmetricOB(pp29-32) points out that Defendants' (alleged) experts Merschen, Abaye and Grimes **do NOT claim to have ever looked at Defendants' confidential documents–itemized by bates production numbers in Gussin's Declarations--which Gussin relied on,** and which, along with admissions made by Defendants' witnesses, are Gussin's basis for Gussin's opinion that Defendants' EMVsystems contain all elements in claims 1, and 14 of Smartmetric's '464 patent.

DefsBR has **no fix** for this **failure** of Defendants' (alleged) experts to have **looked at Defendants' key documents establishing infringement**, which Gussin relied on, and itemized by bates production numbers.

Examining Defendants' confidential documents (as Gussin did) that show how Defendants' EMVsystems work, is **essential to have foundation** for expressing an opinion as to what elements Defendants' EMVsystems do or do not include. Non-infringement opinions of witnesses, who have not looked at Defendants' key documents establishing infringement, cannot properly be given any weight, because those witnesses **lacked foundation** to give an opinion of non-infringement.

VII. SEVENTH ERROR IN DefsBR–NO FIX FOR FACT THAT NONE OF DEFENDANTS' DECLARANTS READ GUSSIN'S DECLARATIONS, AND NONE OF DEFENDANTS' WITNESSES DISAGREE WITH GUSSIN'S ANALYSIS STATED IN GUSSIN'S DECLARATIONS, LEAVING GUSSIN'S DECLARATIONS UNCONTROVERTED

DefsBR has **no fix** for the fact that **none of defendants' declarants said they had read or analyzed Gussin's declarations.** Therefore, none of them disagreed with Gussin's methodology, analysis or conclusions that Defendants' key confidential documents, identified by bates production numbers in Gussin's declarations, establish that Defendants' EMVsystems include all elements in

claims 1 and 14. As a result, Gussin's analysis and resulting opinions of infringement are **uncontroverted** by evidence.

Gussin, an electrical engineer with 35 years of experience, including experience as patent infringement expert, in other cases, qualifies Gussin to testify as an expert. The ***SJOrder*** did not find Gussin unqualified. With Gussin's declarations unopposed by any admissible evidence, Smartmetric is entitled to grant of Smartmetric's MSJ that Defendants' EMVsystems infringe asserted claims 1 and 14.

VIII. EIGHTH ERROR IN DefsBR—ERROR OF REQUESTING THIS COURT TO EXCLUDE GUSSIN'S DECLARATIONS, PURSUANT TO FRCP RULE 37(c), FOR GUSSIN'S EXPERT REPORT BEING SERVED SLIGHTLY LATE, WHEN DEFENDANTS CAUSED THE LATENESS BY 7 MONTH DELAY IN PRODUCING DEFENDANTS' CONDIFENTIAL DOCUMENTS RE. HOW DEFENDANTS' EMVSYSTEMS WORK; AND WHEN DefsBR'S ARGUMENTS ARE CONTRARY TO RULE 37(c) CASE LAW (BRIEFED IN SMARTMETRIC OB, AND NOT REBUTED IN DefsB)

DefsBR(pp36-42) errs in asking this Court to sustain the ***SJOrder, under*** FRCP Rule 37(c), to exclude Gussin's expert report, and testimony, which the DC's ***SJOrder*** did **not** exclude. DefsBR **fails to rebut** the evidence and case law, briefed at SmartmetricOB (pp42-47, with Appendix cites) which establish **multiple reasons** Gussin's report and testimony **cannot properly be excluded**, per Rule 37(c), which is:

(1) **Not Denied:** The slightly late service of Gussin's report was **substantially justified,** because **caused by Defendants' 7 months delay** (A01152-A01154) in producing Defendants' confidential documents, which Smartmetric had timely requested

(2) **Not Denied:** Gussin's expert report was served months before trial (A0797-A0799),

(3) **Not Denied**: Defendants fully deposed Gussin on 3/27/2013(A01559-A01625) **after** Gussin's 3/1/2013 expert report was served on Defendants,

(4) **Not Denied**: Smartmetric **stipulated to continue** Smartmetric's MSJ hearing to allow defendants to get Defendants' MSJ filed, and set for hearing, at same time as Smartmetric's earlier MSJ(A04013-A04027), and

(5) **Not Denied**: Defendants, when asked by the DC whether Defendants wanted any sanction against Smartmetric short of exclusion, **declined any sanction** other than exclusion(A03994).

DefsBR cites no case where expert testimony was excluded, per FRCP Rule 37(c), on anything remotely like the uncontroverted facts (1)-(5) of this case. Defendants'reliance on *Nike Inc. v. Wolverine World Wide*, 43 F.3d 644 (Fed. Cir. 1994), *Yeti by Molly,Ltd. v. Deckers Outdoor Corp.*, 259 F.3d 1101 (9th Cir. 2001), and *Henry v. Gill Industries, Inc*, 983 F.2d 943 (9th Cir. 1993) is misplaced. In *Nike*, the trial court refused to allow patentee to change his theory of liability long after the court-ordered deadline for change had passed, and without any excuse for his delay. Nike didn't deny the delay harmed its opponent.

In *Yeti*, the court affirmed exclusion of a damages report served 2.5 years late, and one month before trial. The report's proponent had no justification for the delay, and the aggrieved party would have had to depose the report's proponent and alter his trial plan on the eve of trial. Here, by contrast, the pretrial conference was months off, Defendants fully/timely deposed Gussin, and Defendants did not change any of their positions on the infringement issue, after analyzing Gussin's report and deposing Gussin to their satisfaction.

In *Henry*, the court affirmed dismissal under Rule 37 only after first using levying repeated monetary sanctions to sanction plaintiff's unexcused disobedience of discovery orders, including plaintiff's repeated, unexcused failures to appear for

deposition, and repeated failures to produce documents and answer interrogatories, where plaintiff's unexcused delays and obstruction of discovery led to unavailability of a key witness, harming defendant.

In contrast, here, **Defendants' 7 month delay** in producing Defendants' confidential documents that showed how Defendants' EMVsystems work is what **caused** the slight delay in serving Gussin's expert report; Defendants fully deposed Gussin on his report and opinions; changed nothing after doing so; and got a stipulated continuance to give Defendants 8 weeks to prepare and file Defendants MSJs, and get them heard same date as Smartmetric's MSJ.

Gussin's Declarations(A01260, paragraph 17; A01151-A01154, esp. A1152, paragraph 2), were **uncontroverted** that Gussin could **not** prepare Gussin's expert report without having Defendants' confidential documents showing how Defendants' EMVsystems functioned, which Defendants delayed producing, for 7 months after Smartmetric served timely requests on Defendants for production of those documents.

Gussin's Declaration testimony(A01152), that Gussin could not do his report without having examined Defendants' confidential documents were produced (documents not produced until two months after expert report exchange date set in the DC's original scheduling order), was **uncontroverted** then, and is **uncontroverted** by DefsBR:

> "In late February, 2013, I received over 1.5 million pages that I am informed Defendants had produced in mid-February, 2013. After many hours reviewing these documents, I found among them VISA documents describing stand-in processing to which the VISA EMV system may direct a transaction that begins with insertion of an EMV data card in as system reader, an element called for in the claims of the '464 patent. These documents also included Mastercard documents describing similar stand-in

processing which also includes a financial institution table, called FIT, in their EMV system. **None of the many non-confidential documents about the VISA and MasterCard EMV systems that I had reviewed as of the end of 2012, and as of mid-February, 2013, disclosed this important information**. **These documents produced in February, 2013, were essential and indispensable to my report** [on infringement]."

Nor does DefsBR refute *R & R Sails, Inc. v. Ins. Co. of Pa*, 673 F.3d 1420, 1247-48 (9th Cir. 2012), and the other cases cited in SmartmetricOB(pp46-47), all holding that Rule 37 dismissal orders are disfavored in federal courts, particularly where, as here, lesser sanctions (such as the continuance Smartmetric stipulated to, so Defendants could depose Gussin, file Defendants' MSJs, and get Defendants' MSJs on for hearing on same date as Smartmetric's MSJ) is sufficient.

Nor does DefsBR rebut, or even address, the 9th Circuit decisions cited in SmartmetricOB(p. 46-47), holding that "cases should be decided upon their merits whenever reasonably possible", e.g., *Westchester Fire Ins. Co. v Mendez*, 585 F.3d 1183 (9th Cir. 2009); and *Eitel v. McCool*, 782 F.2d 1470, 1472 (9th Cir. 1986); or the additional Circuit cases, cited, e.g. *Cody v. Mello*, 59 F.3d 13, 15, (2nd Cir. 1995); *Aikens v. Ingram*, 652 F3d 496, at 523(4th Cir. 2011), whose cautionary language appears at SmartmetricOB(p.46).

IX. NINTH ERROR IN DefsBR–FAILURE TO JUSTIFY THE DC's ERRONEOUS CLAIM INTERPRETATION OF TERMS "LOCAL ACCESS NUMBER/DATABASE OF LOCAL ACCESS NUMBERS", MADE CONTRARY TO *PHILLIPS*' PRINCIPLES OF CLAIM INTERPRETATION

DefsBR agrees that this Court addresses claim construction **as a matter of law**, and reviews the DC's claim construction **without deference**. *Sunovion*

Pharms., Inc. v. TEVA Pharms., USA, Inc., 731 F.3d 1271, 1275 (Fed. Cir. 2013), citing to *Cybor Corp. v. FAS Techs., Inc.,* 138 F.3d 1448, 1454–56 (Fed. Cir. 1998) (en banc). Therefore, the DC's claim construction of the two claim terms here at issue is reviewed here ***de novo,*** **without deference** to the DC. *Conoco, Inc. v. Energy & Environmental Int'l, L.C.*, 460 F.3d 1349 (Fed. Cir. 2006), is not to the contrary, as DefsBR asserts, because, there, the claim term at issue had not been disputed below.

SmartmetricOB(pp39-41) explains why the DC violated *Phillips v. AWH Corp.* 415 F.3d 1303 (Fed. Cir. 2005) (en banc)'s claim interpretation principles, by the definitions of the claim terms "local access number" and "database containing a list of access numbers or [sic: for[2]] the plurality of network service providers along with corresponding location information for each access number in the list", used in the ***SJOrder***(A03-A017).

SmartmetricOB(pp39-41), asks this Court to interpret these claim terms, as mandated by *Phillips,* supra, as a person of ordinary skill in the art would do, to mean: "a number that indicates a designated or selected network service provider specific to the locale of a data card reader into which a data card is inserted" and "a database with a list of access numbers for network service providers and information specific to the corresponding locale for each access number in the database." DefsBR **fails to rebut** the fact that, based on the **intrinsic evidence**, the claim term "local" must properly be held to refer to a network service provider that is **near to** the data card reader being used to process the smartcard transaction, i.e., must properly refer to a network service provider **in the locale of** a data card reader. Smartmetric's proposed definition, quoted supra is, more precise than the DC's definition, which refers to the locale of a user at the time the user attempts access.

---

[2] The word "or" in the patent is a "typo". As DefsBR at 27 states, the "or" in claim 1 at column 10:41, is a typo, and should be "for".

<u>DefsBR fails to rebut</u> SmartmetricOB's(pp.39-41) briefing that the definition of "local access number", used in the ***SJOrder***, **<u>violates *Phillips'* claim differentiation principles</u>**, because that definition uses language from dependent claims 2 and 15, that is **<u>absent</u>** from claims 1 and 14, to define the term "local" in "local access number" in claims 1 and 14. See *Phillips,* 415 F.3d at 1314-1315, which states:

> "Differences among claims can also be a useful guide in understanding the meaning of particular claim terms. (Citation omitted) For example, the presence of a dependent claim that adds a particular limitation gives rise to a presumption that the limitation in question is **<u>not present</u>** in the independent claim." (bold/underline added for emphasis).

See *Innova/PureWater, Inc. v. Safari Water Filtration Systems, Inc.*, 381 F.3d 1111, 1115 (Fed. Cir. 2004). DefsBR seeks to bolster the DC's erroneous definitions by inviting this Circuit to import limitations from the specification's embodiments into the claim terms at issue, contrary to *Phillips'* and *Innova/Pure Water's* settled claim interpretation principles.

Nor does *Nystrom v. Trex Co.*, 424 F.3d 1136 (Fed. Cir. 2005) affect this result. There, unlike here, the specification mentioned only wood boards, evincing a clear, unequivocal limitation to such boards. Nothing in the '464 specification points unequivocally to the interpretation the DC made. The DC's claim interpretation order doesn't rely on the specification at all.

<u>DefsBR does not deny</u> that the PTO file history of the '464 patent(A0314-A0339) shows that the terms here at issue were applied for by Smartmetric's application for the '464 patent, and that all claims here in issue issued **<u>without change</u>**. DefsBR(p. 28) **<u>concedes</u>** the PTO's reasons for allowance(A0325) do not define/construe "local number" in the way the DC's ***SJOrder*** (erroneously) defines/construes that term.

X. **<u>TENTH ERROR</u> IN DefsBR–ERROR OF ARGUING THIS COURT SHOULD <u>NOT</u> ADJUDICATE THAT THE <u>PROPER MEASURE OF DAMAGES</u>, IN THIS CASE, IS A PORTION OF DEFENDANTS' <u>COST SAVINGS</u> OBTAINED FROM USE OF DEFENDANTS' EMVSYSTEMS**

DefsBR **<u>does not deny</u>** that--as briefed in SmartmetricOB(pp47-48)--the proper measure of damages, in this case, if infringement is found, is **<u>portion of Defendants'</u>** **<u>cost savings</u>** obtained from Defendants' EMV systems.

DefsBR(pp62-63) just doesn't want this Court to adjudicate this is the law. Defs BR argues this Circuit should decline to apply the *Cool Fuel v. Connett,* 685 F.2d 309 (9th Cir. 1982) line of cases, to hold that the **<u>proper measure of damages</u>**, in this case, if infringement is found, is a **<u>portion of Defendants'</u>** **<u>cost savings</u>** obtained from Defendants' EMV systems.

Defs BR at 62-63 errs in arguing this issue is not before this Court. This issue is before this Court. The ***SJOrder***(A017, p. 15:7-11) here appealed **<u>denied</u>** Smartmetric's request that the DC apply the *Cool Fuel* case/doctrine, to grant summary adjudication on proper measure of damages, if infringement is found. The ***SJOrder*** denied Smartmetric's request, erroneously finding noninfringement. Reversing the ***SJOrder***, as this Court should do, means that the standard for damages needs to be decided.

Because standard of damages is a **<u>pure issue of law</u>**, based on the undisputed evidence below that the '464 patent has not been licensed, and that Smartmetric does not sell a system competing with Defendants' EMVsystems (see SmartmetricOB,pp47-48), this Court can and should adjudicate this measure of damages issue now.

XI. CONCLUSION

The **<u>10 major errors</u>** in DefsBR, pointed out in this REPLY, show Defendants' arguments are in error.

For the reasons briefed in SmartmetricOB, and in this REPLY, this Circuit should reverse the ***SJOrder***. That **reversal** should **grant** Smartmetric's MSJ, that Defendants' EMVsystems/methods literally infringe claims 1 and 14 of Smartmetric's '464 patent, and should **overturn** the ***SJOrder's*** grant of Defendants' noninfringement MSJ.

In addition, because it is a pure issue of law, on the undisputed facts, fully briefed below, this Court should apply the *Cool Fuel* line of cases, to summarily adjudicate that the proper measure of damage, in this case, if infringement is found, is a portion of the cost savings resulting from use of Defendants' EMVsystems.

Dated: March 27, 2014

Respectfully submitted,

by [signature]

Patrick F. Bright, Esq.
WAGNER, ANDERSON & BRIGHT, P.C.
3541 Ocean View Blvd.
Glendale, CA 91208
Telephone: (818) 249-9300
Facsimile: (818) 249-9335
pbright@patentattorney.us
Attorneys for Appellant Smartmetric, Inc.

CERTIFICATE OF SERVICE

I hereby certify that on March 27, 2014, I electronically filed the foregoing with the Clerk of the Court for the United States Court of Appeals for the Federal Circuit by using the CM/ECF system. Participants in this case are registered CM/ECF users and will be served by the CM/ECF system.

Dated: March 27, 2014

/s/ Patrick F. Bright

Patrick F. Bright, Esq.
WAGNER, ANDERSON & BRIGHT, P.C.
3541 Ocean View Blvd.
Glendale, CA 91208
Telephone: (818) 249-9300
Facsimile: (818) 249-9335
pbright@patentattorney.us

Attorneys for Plaintiff-Appellant
SmartMetric, Inc.

CERTIFICATE OF COMPLIANCE

1. This brief complies with the type-volume limitation of Federal Rule of Appellate Procedure 32(a)(7)(B), because it contains 6,974 words, excluding the parts of the brief exempted by Federal Rule of Appellate Procedure 32(a)(7)(B)(iii) and Federal Circuit Rule 32(b).

2. This brief complies with the typeface requirements of Federal Rule of Appellate Procedure 32(a)(5) and the type style requirements of Federal Rule of Appellate Procedure 32(a)(6), because it has been prepared in a proportionally spaced typeface using Microsoft Office Word 2007 in Times New Roman 14-point font.

Dated: March 27, 2014

/s/ Patrick F. Bright
Patrick F. Bright
Attorney for Plaintiff-Appellant SmartMetric, Inc.